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MOL MAGYAR OLAJ-ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG

and

THE BANK OF NEW YORK MELLON

As Depositary

and

OWNERS AND BENEFICIAL OWNERS OF
AMERICAN DEPOSITARY RECEIPTS

Amended and Restated Deposit Agreement

Dated as of ~~June 20, 2006~~________, 2011

EMM-~~832133_3.DOC~~1031383_3

TABLE OF CONTENTS

ARTICLE 1.

DEFINITIONS

2

SECTION 1.01

American Depositary Shares.

2

SECTION 1.02

Beneficial Owner.

2

SECTION 1.03

Commission.

2

SECTION 1.04

Company.

2

SECTION 1.05

Custodian.

3

SECTION 1.06

Deliver; Surrender.

3

SECTION 1.07

Deposit Agreement.

3

SECTION 1.08

Depositary; Corporate Trust Office.

3

SECTION 1.09

Deposited Securities.

3

SECTION 1.10

Dollars; Forints.

4

SECTION 1.11

DTC.

4

SECTION 1.12

Foreign Registrar.

4

SECTION 1.13

Owner.

4

SECTION 1.14

Receipts.

4

SECTION 1.15

Registrar.

4

SECTION 1.16

Restricted Securities.

4

SECTION 1.17

Securities Act.

5

SECTION 1.18

Securities Exchange Act.

5

SECTION 1.19

Shareholder Group.

5

SECTION 1.20

Shares.

6

SECTION 1.21

United States.

6

ARTICLE 2.

FORM OF RECEIPTS; DEPOSIT OF SHARES; EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

6

SECTION 2.01

Form and Transferability of Receipts.

6

SECTION 2.02

Deposit of Shares.

7

SECTION 2.03

Execution and Delivery of Receipts.

8

SECTION 2.04

Registration of Transfer of Receipts; Combination and Split-up of Receipts.

9

SECTION 2.05

Surrender of Receipts and Withdrawal of Shares.

9

SECTION 2.06

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

10

SECTION 2.07

Lost Receipts, etc.

12

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

12

SECTION 2.09

Pre-Release of Receipts.

12

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS AND BENEFICIAL OWNERS OF RECEIPTS

13

SECTION 3.01

Filing Proofs, Certificates and Other Information.

13

SECTION 3.02

Liability of Owner or Beneficial Owner for Taxes.

13

SECTION 3.03

Warranties on Deposit of Shares and Transfer and Surrender of Receipts.

13

SECTION 3.04

Limitations on Holdings.

14

SECTION 3.05

Disclosure of Interests.

15

ARTICLE 4.

THE DEPOSITED SECURITIES

16

SECTION 4.01

Cash Distributions.

16

SECTION 4.02

Distributions Other Than Cash, Shares or Rights.

16

SECTION 4.03

Distributions in Shares.

17

SECTION 4.04

Rights.

17

SECTION 4.05

Conversion of Foreign Currency.

19

SECTION 4.06

Fixing of Record Date.

20

SECTION 4.07

Voting of Deposited Securities.

21

SECTION 4.08

Changes Affecting Deposited Securities.

~~22~~23

SECTION 4.09

Reports.

~~22~~23

SECTION 4.10

Lists of Owners.

23

SECTION 4.11

Withholding.

~~23~~24

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

~~23~~24

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

~~23~~24

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Company.

24

SECTION 5.03

Obligations of the Depositary, the Custodian and the Company.

~~24~~25

SECTION 5.04

Resignation and Removal of the Depositary.

~~25~~26

SECTION 5.05

The Custodians.

~~26~~27

SECTION 5.06

Notices and Reports.

~~26~~27

SECTION 5.07

Distribution of Additional Shares, Rights, etc.

~~27~~28

SECTION 5.08

Indemnification.

28

SECTION 5.09

Charges of Depositary.

~~28~~29

SECTION 5.10

Retention of Depositary Documents.

~~29~~30

SECTION 5.11

Exclusivity.

~~29~~30

SECTION 5.12

List of Restricted Securities Owners.

~~29~~30

ARTICLE 6.

AMENDMENT AND TERMINATION

30

SECTION 6.01

Amendment.

30

SECTION 6.02

Termination.

~~30~~31

ARTICLE 7.

MISCELLANEOUS

~~31~~32

SECTION 7.01

Counterparts.

~~31~~32

SECTION 7.02

No Third Party Beneficiaries.

~~31~~32

SECTION 7.03

Severability.

~~31~~32

SECTION 7.04

Owners and Beneficial Owners as Parties;  Binding Effect.

32

SECTION 7.05

Notices.

32

SECTION 7.06

Arbitration; Settlement of Disputes.

~~32~~33

SECTION 7.07

Appointment of Agent for Service of Process.

~~33~~34

SECTION 7.08

Governing Law.

~~34~~35

SECTION 7.09

Waiver of Immunities.

~~34~~35

#

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of ~~June 20, 2006~~______, 2011 among MOL MAGYAR OLAJ-ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG, incorporated under the laws of the Republic of Hungary (herein called the Company), THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation (herein called the Depositary), and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder.

W I T N E S S E T H :

WHEREAS, the Company and JPMorgan Chase Bank, N.A. or its predecessor in interest entered into a Regulation S deposit agreement, dated as of November 29, 1995, among the Company, JPMorgan Chase Bank, N.A. or its predecessor in interest and all owners and beneficial owners of Regulation S global depositary receipts issued thereunder (the “~~Old~~Original Receipts”) for the purposes set forth therein, which Regulation S deposit agreement was amended as of May 12, 1997 and October 20, 2000 and amended and restated as of February 17, 2004 (that agreement, as so amended and restated, the “Original Deposit Agreement”); and

WHEREAS, the Company appointed the Depositary as successor depositary to JPMorgan Chase Bank, N.A. under the ~~Old~~Original Deposit Agreement and the Depositary accepted that appointment; and

WHEREAS, the Company and the Depositary amended and restated the Original Deposit Agreement as of January 9, 2006 (~~the Original Deposit Agreement, as so amended, the “Previous Deposit Agreement”); and WHEREAS, the United States~~incident to the change of depositaries) and June 20, 2006 (to reflect that the U.S. Securities and Exchange Commission ~~has~~had declared effective a registration statement on Form F-6 under the United States Securities Act of 1933, as amended, relating to the American Depositary Shares (as hereinafter defined~~);~~ and~~WHEREAS, the Company and the Depositary now wish to amend and restate the Previous Deposit Agreement in the form of this Amended and Restated Deposit Agreement to, among other things,~~ to remove certain restrictions on deposits and withdrawals of Shares and transfers of Regulation S Global Depositary Shares and redesignate the Regulation S Global Depositary Shares as American Depositary Shares; ~~and~~(the Original Deposit Agreement, as so amended, the “Previous Deposit Agreement”); and

WHEREAS, the Company and the Depositary now wish to further amend and restate the Previous Deposit Agreement to, among other things, change the provisions relating to voting of Deposited Securities (as hereinafter defined); and

WHEREAS, the Company desires to provide, as hereinafter set forth in this Amended and Restated Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Company from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Amended and Restated Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Amended and Restated Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto that the Previous Deposit Agreement is hereby amended and restated as follows:

ARTICLE 1.

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.1

American Depositary Shares.

The term “American Depositary Shares” shall mean American Depositary Shares, which are the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent the number of Shares, or the right to receive the number of Shares, specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall represent the amount of Shares or Deposited Securities specified in such Sections.

SECTION 1.2

Beneficial Owner.

The term “Beneficial Owner” shall mean each person owning from time to time any beneficial interest in the American Depositary Shares evidenced by any Receipt.

SECTION 1.3

Commission.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.4

Company.

The term “Company” shall mean MOL Magyar Olaj-és Gázipari Nyilvánosan Műkődő Részvénytársaság, incorporated under the laws of the Republic of Hungary, and its successors.

SECTION 1.5

Custodian.

The term “Custodian” shall mean the principal Budapest office of HVB, as agent of the Depositary for the purposes of this Deposit Agreement, or any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute or additional custodian hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.6

Deliver; Surrender.

(a)

The term “deliver”, or its noun form, when used with respect to Shares, shall mean one or more book-entry transfers to an account or accounts maintained with a depository institution authorized under applicable law to effect book-entry transfers of Shares.

(b)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (i) one or more book-entry transfers of American Depositary Shares to an account or accounts at DTC designated by the person entitled to such delivery or (ii) delivery at the Corporate Trust Office of the Depositary of one or more Receipts evidencing American Depositary Shares.

(c)

The term “surrender”, when used with respect to Receipts, shall mean (i) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary or (ii) surrender to the Depositary at its Corporate Trust Office of one or more Receipts.

SECTION 1.7

Deposit Agreement.

The term “Deposit Agreement” shall mean this Amended and Restated  Deposit Agreement, including its annexes and exhibit, as the same may be amended from time to time in accordance with the provisions of this Deposit Agreement.

SECTION 1.8

Depositary; Corporate Trust Office.

The term “Depositary” shall mean The Bank of New York Mellon, a New York banking corporation, and any successor as depositary hereunder.  The term “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York  10286.

SECTION 1.9

Deposited Securities.

The term “Deposited Securities” as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

SECTION 1.10

Dollars; Forints.

The term “Dollars” shall mean United States dollars.

The terms “Forints” and “HUF” shall mean Hungarian forints or any other lawful currency of the Republic of Hungary.

SECTION 1.11

DTC.

The term “DTC” shall mean The Depository Trust Company, or its successor.

SECTION 1.12

Foreign Registrar.

The term “Foreign Registrar” shall mean the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Company for the transfer and registration of Shares.

SECTION 1.13

Owner.

The term “Owner” shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.14

Receipts.

The term “Receipts” shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

SECTION 1.15

Registrar.

The term “Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

SECTION 1.16

Restricted Securities.

The term “Restricted Securities” shall mean Shares, or American Depositary Shares representing Shares, that are acquired directly or indirectly from the Company or any affiliate (as defined in Rule 144 under the Securities Act) of the Company in a transaction or chain of transactions not involving any public offering, or that are held by an officer, director (or person performing similar functions) or other affiliate of the Company, or that would require registration under the Securities Act in connection with the public offer and sale thereof in the United States, or that are subject to other restrictions on sale or deposit under the laws of the United States or Hungary, or under a shareholder agreement or the articles of association or similar document of the Company.

SECTION 1.17

Securities Act.

The term “Securities Act ” shall mean the United States Securities Act of 1933, as amended.

SECTION 1.18

Securities Exchange Act.

The term “Securities Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

SECTION 1.19

Shareholder Group.

The term “Shareholder Group” shall have the meaning given to that term under applicable Hungarian law and the articles of association or similar document of the Company.  The other parties acknowledge that the Company has advised that, as of the date of this Deposit Agreement, Shareholder Group, with respect to any shareholder of the Company, means such shareholder and:

(i)

any shareholder of the Company which directly or indirectly controls, is controlled by or is under common control with such shareholder (control meaning direct or indirect ownership of a majority of equity or the direct or indirect right to exercise a majority of voting rights); and

(ii)

any shareholder of the Company not described in (i) above exercising voting rights jointly with such shareholder or sharing in exercise of voting rights by such shareholder or controlling or having the power to control such shareholder’s exercise of voting rights, in each case with respect to the Company, directly or indirectly, including by way of contract, arrangement or relationship (such as senior official, employee, principal, agent, mandator, representative, assignor, assignee, pledgor, pledgee or close relative as defined in Article 685(b) of the Civil Code of the Republic of Hungary) or in any other way. (For the avoidance of doubt, employees of the same company who are shareholders shall not be deemed by virtue of that relationship to be exercising voting rights jointly with each other or sharing in exercise of voting rights unless proven otherwise.)

For purposes of this Section 1.19, indirect ownership or indirect exercise of voting rights shall mean the control of a majority of the capital or the exercise of a majority of the voting capital of an enterprise (hereinafter: “original enterprise”) through the direct or indirect control of the majority share and/or votes, or a combination thereof, of one or more other enterprises (hereinafter: “intermediate enterprise”) having ownership rights and/or votes in the original enterprise. If the enterprise controls a majority ownership or voting share in the intermediate enterprise, this shall be considered as if the enterprise had full ownership of all shares in the original enterprise held by the intermediate enterprise.

SECTION 1.20

Shares.

The term “Shares” shall mean series A ordinary shares of the Company, heretofore validly issued and outstanding and fully paid, nonassessable and that were not issued in violation of any pre-emptive or similar rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and that are not issued in violation of any pre-emptive or similar rights of the holders of outstanding Shares or interim certificates representing such Shares; provided, however, that, if there shall occur any change in par value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange or conversion in respect of the Shares of the Company, the term “Shares” shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

SECTION 1.21

United States.

The term “United States” and “U.S.” shall mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

ARTICLE 2.

FORM OF RECEIPTS; DEPOSIT OF SHARES; EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

SECTION 2.1

Form and Transferability of Receipts.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

Each Receipt shall bear the following legend:

THE DEPOSITARY HAS BEEN ADVISED BY HUNGARIAN COUNSEL THAT COURTS IN HUNGARY MAY NOT RECOGNIZE OR ENFORCE JUDGMENTS OBTAINED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK.

In addition to the foregoing, the Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required (i) by the Depositary; or (ii) to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which the American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date or manner of issuance of the underlying Deposited Securities or otherwise.

The Receipts shall bear a CUSIP number that is different from any CUSIP number that is or may be assigned to any other depositary receipt facility relating to the Shares.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Deposit Agreement to any owner of a Receipt unless that owner is the Owner of that Receipt.

SECTION 2.2

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares may be deposited by delivery thereof to the Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposit.

No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in the Republic of Hungary that is then performing the function of the regulation of currency exchange. If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Company or the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.  The Depositary shall instruct the Custodian to place all Shares accepted for deposit under this Deposit Agreement into a segregated account separate from any Shares that may be held by the Custodian under any other depositary receipt facility relating to Shares.

SECTION 2.3

Execution and Delivery of Receipts.

Upon receipt by any Custodian of any deposit pursuant to Section 2.02 hereunder (and in addition, if the transfer books of the Company or the Foreign Registrar, if applicable, are open, the Depositary may in its sole discretion and at the cost and expense of the person making that deposit require a proper acknowledgment or other evidence from the Company that any Deposited Securities have been recorded upon the books of the Company or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as above specified, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees and expenses of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.09, and of all taxes and governmental charges and fees and expenses payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.4

Registration of Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary shall, subject to the terms and conditions of this Deposit Agreement and as promptly as practicable, register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States.  Thereupon the Depositary shall, as promptly as practicable, execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary shall, subject to the terms and conditions of this Deposit Agreement and as promptly as practicable, upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary may, upon at least 20 days’ prior notice to the Company, appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.5

Surrender of Receipts and Withdrawal of Shares.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.09 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Owner of such Receipt shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Delivery of such Deposited Securities may be made by the delivery of (a) Shares in the name of such Owner or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the principal Hungarian office of such Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

SECTION 2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.06.

The delivery of Receipts against deposit of Shares generally or against deposit of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason.

The Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States, unless a registration statement is in effect as to such Shares for such offer and sale.

The Depositary will comply with written instructions of the Company that the Depositary shall not accept for deposit any Shares  identified in such instructions at such times and under such circumstances as may reasonably be specified in such instructions in order to facilitate the Company’s compliance with the securities laws in the United States.

Without limiting the foregoing, Shares that the Depositary believes have been withdrawn from a restricted depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary) may be accepted for deposit hereunder only if those Shares are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Depositary may, as a condition of accepting those Shares for deposit hereunder, require the person depositing those Shares to provide the Depositary with a certificate to the foregoing effect.

Notwithstanding anything to the contrary in this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

SECTION 2.7

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.8

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be canceled by the Depositary.  The Depositary is authorized to destroy Receipts so canceled.

SECTION 2.9

Pre-Release of Receipts.

Notwithstanding Section 2.03 hereof, the Depositary may, unless requested in writing by the Company to cease doing so, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts or Shares are to be delivered, that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares represented by American Depositary Shares which are outstanding at any time as a result of Pre-Release will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems reasonably appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS AND BENEFICIAL OWNERS OF RECEIPTS

SECTION 3.1

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.

SECTION 3.2

Liability of Owner or Beneficial Owner for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner of such Receipt to the Depositary.  The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner of such Receipt shall remain liable for any deficiency.

SECTION 3.3

Warranties on Deposit of Shares and Transfer and Surrender of Receipts.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor, if applicable, are validly issued, fully paid, nonassessable and were not issued in violation of any preemptive or similar rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so.  In addition, every person depositing Shares, taking delivery of or transferring Receipts, or surrendering Receipts and withdrawing Shares under this Deposit Agreement shall be deemed thereby, on behalf of itself or, if it is a broker or other intermediary acting for the account of a customer, on behalf of that customer, to (i) represent and warrant that no person acquiring beneficial ownership of American Depositary Shares or Shares as a result of that deposit, transfer or surrender, as the case may be, will, after giving effect to that transaction, beneficially own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other American Depositary Shares, other depositary shares representing Shares or shares in the Company beneficially owned by any Shareholder Group of which that person is a member,  that would represent more than any percentage of the share capital of the Company (excluding non-voting shares, if any) the beneficial ownership of which is restricted under applicable Hungarian law or the articles of association or similar document of the Company and (ii) acknowledge that the Company has advised the Depositary that, as of the date of this Deposit Agreement, that percentage was 25 percent.  All representations and warranties required by this Section 3.03 shall survive the deposit of Shares, delivery of Receipts and surrender of Receipts and withdrawal of Deposited Securities.

SECTION 3.4

Limitations on Holdings.

Notwithstanding any other provision of this Deposit Agreement to the contrary, each Owner and Beneficial Owner agrees to be bound by and subject to and to comply with any limitations and rules on holdings of Shares provided under applicable laws and regulations of the Republic of Hungary and the articles of association or similar document of the Company to the same extent as if the American Depositary Shares of such Owner or Beneficial Owner were the Shares represented by such American Depositary Shares.  Failure of an Owner or Beneficial Owner to comply in a timely fashion with such laws or regulations or with such articles of association or similar document of the Company, may, in the Company’s sole discretion, result in the withholding of certain rights in respect of the American Depositary Shares owned by such Owner or beneficially owned by such Beneficial Owner (including voting, dividend, liquidation or other shareholder rights, provided that such Owner or Beneficial Owner may transfer any American Depositary Shares as to which such rights are withheld outside any Shareholder Group of which such Owner or Beneficial Owner is a member).  The Depositary agrees to use its reasonable efforts to comply to the extent practicable with any reasonable instructions received from the Company requesting that the Depositary take the actions specified therein as contemplated in the preceding sentence.

Notwithstanding the inability of any party to physically restrict a transfer of American Depositary Shares, Owners and Beneficial Owners agree to contractually abide by the Company’s instructions. The Company reserves the right to instruct Owners to surrender their Receipts for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Owner or Beneficial Owner thereof as an owner of Shares. The Company may also refuse to allow such Owner to redeposit such Shares into the depositary receipt facility. The Depositary agrees to cooperate with the Company in its efforts to inform Owners of the Company’s exercise of its rights under this paragraph and agrees to consult with, and provide reasonable assistance without risk or expense on the part of the Depositary to, the Company on the manner or manners in which it may enforce such rights with respect to any Owner or Beneficial Owner.

Additionally, notwithstanding any other provision of this Deposit Agreement to the contrary, the Depositary may, to the extent practicable, refuse to execute and deliver any Receipt, to register the transfer of any Receipt or to make any distribution on or related to Shares represented by American Depositary Shares evidenced by such Receipt, if the Depositary has been notified by the Company in writing that, after giving effect to that delivery, registration of transfer or distribution, the Beneficial Owner of that Receipt or those American Depositary Shares would own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other American Depositary Shares, other depositary shares representing Shares and any shares in the Company beneficially owned by any Shareholder Group of which such Beneficial Owner is a member, would represent more than any percentage of the share capital of the Company (excluding non-voting preference shares, if such shares are issued) the beneficial ownership of which is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company.  The other parties acknowledge that the Company has advised that, as of the date of this Deposit Agreement, that percentage is 25 percent.

Each Beneficial Owner, when requesting additional American Depositary Shares, shall declare to the Company whether he (or any Shareholder Group of which such Beneficial Owner is a member), beneficially owns any percentage of the Shares in the Company the beneficial ownership of which must be declared under applicable Hungarian laws and regulations or the articles of association or similar document of the Company.  The other parties acknowledge that the Company has advised that, as of the date of this Deposit Agreement, that percentage is two percent or more. The Depositary shall have no obligations with respect to such declaration.

Each Holder and Beneficial Owner agrees that no Beneficial Owner (or Shareholder Group of which such Beneficial Owner is member) shall exercise more than any percentage of the voting rights of the Company the exercise of which (except by the  Hungarian State and the Hungarian Privatization and Asset Holding Company and any similar entity as provided by 10.1.1 of the Company’s articles of association) is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company.  The other parties acknowledge that the Company has advised  that, as of the date of this Deposit Agreement, that percentage is ten percent.

SECTION 3.5

Disclosure of Interests.

Each Owner and Beneficial Owner who, as a result of the acquisition of American Depositary Shares by such Owner or Beneficial Owner, beneficially owns American Depositary Shares, other depositary shares representing Shares or shares in the Company that together (and together with any other American Depositary Shares, other depositary shares representing Shares and shares in the Company beneficially owned by any Shareholder Group of which such Owner or Beneficial Owner is a member) would represent more than any applicable limit imposed from time to time on beneficial owners of Shares by Hungarian laws and regulations or the Company’s articles of association or similar document on beneficial ownership of the share capital of the Company (excluding non-voting preference shares, if such shares are issued) may no longer hold any Receipts through a nominee and must request that the Depositary register such person’s Receipts in the name of such person as the Owner on the books of the Depositary maintained for that purpose. The Company has advised the Depositary that, as of the date of this Deposit Agreement, the applicable limit is two percent.  The Depositary shall furnish the Company, as promptly as practicable, the name, address and holding of American Depositary Shares of any person who has made such a request, to the extent the Depositary has been provided with such information.

ARTICLE 4.

THE DEPOSITED SECURITIES

SECTION 4.1

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, as promptly as practicable and subject to the provisions of Section 4.05, convert such dividend or distribution into Dollars and shall, as promptly as practicable, distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Company or its agent will remit to the appropriate governmental agency in the Republic of Hungary all amounts withheld and owing to such agency.  The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

SECTION 4.2

Distributions Other Than Cash, Shares or Rights.

Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall cause the securities or property received by it to be distributed as promptly as practicable to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company to the extent practicable, adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Owners entitled thereto, all in the manner and subject to the conditions described in Section 4.01.   No distribution under this Section 4.02 shall be unreasonably delayed by any action of the Depositary or any of its agents.  The Depositary may withhold any distribution of securities under this Section 4.02 if it has not received satisfactory assurances from the Company that the distribution does not require registration under the Securities Act.

SECTION 4.3

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall, if the Company so requests in writing, distribute as promptly as practicable to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees and expenses of the Depositary as provided in Section 5.09.  No distribution to Owners under this Section 4.03 shall be unreasonably delayed by any action of the Depositary or any of its agents.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall use reasonable efforts to sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

SECTION 4.4

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company to the extent practicable, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary reasonably determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it reasonably determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner; provided, however, that the Depositary shall have no obligation to effect such exercise or purchase unless it shall have received a duly executed and completed written certification, in substantially the form attached as Annex I hereto, by or on behalf of the person who will be the beneficial owner of Shares to be so purchased.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Section 4.04, such Receipts shall be legended in accordance with applicable United States laws and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under those laws.

If the Depositary reasonably determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may, after consultation with the Company to the extent practicable, and shall, if the Company so requests in writing, use reasonable efforts to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act  with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in this Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

SECTION 4.5

Conversion of Foreign Currency.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall, as promptly as practicable, be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary or the Custodian shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

SECTION 4.6

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall, after notifying the Company, fix a record date (which shall be the same as, or as near as practicable to, any corresponding record date set by the Company) (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) who shall be responsible for any fee or charges assessed by the Depositary pursuant to this Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively, to give voting instructions or to act in respect of any other such matter.

SECTION 4.7

Voting of Deposited Securities.

(a)

Upon receipt from the Company of notice of any meeting or solicitation of proxies or consents of holders of Shares or other Deposited Securities, the Depositary shall, if requested in writing by the Company, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be submitted to the Company for review, if practicable, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Company, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Hungarian law and of the articles of association or similar document of the Company and to the provisions of the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which instructions may be given, including an express indication that, if the Depositary does not receive instructions, it may deem instructions to have been given under the last sentence of this paragraph to give a discretionary proxy to a person designated by the Company.  Upon the written request of an Owner of a Receipt on the record date set by the Depositary, received on or before the date established by the Depositary for the purpose, the Depositary shall endeavor, in so far as practicable, subject to any applicable provision of Hungarian law and of the articles of association or similar document of the Company and the provisions of the Deposited Securities, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares evidenced by that Receipt in accordance with the instructions set forth in that request.  However, the Depositary shall not act upon any such written request of an Owner of a American Depositary Share as to the exercise of voting rights in respect of the Shares or other Deposited Securities represented by such American Depositary Share, unless such Owner shall have provided to the Company through the Depositary a duly executed and completed written certification, in substantially the form attached as Annex II hereto by the deadline set by the convocation of the meeting and the articles of association of the Company, on behalf of the Beneficial Owner of such American Depositary Share.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to Deposited Securities other than in accordance with instructions received from Owners or deemed received under the following sentence or in accordance with paragraph (b) or (c) below.  If (i) the Company made a request to the Depositary as contemplated by the first sentence of this Section 4.07 and notified the Depositary of the meeting or solicitation and of the details of the matters to be voted on at least 20 days before the meeting or date for giving proxies or consents and (ii)  no instructions are received by the Depositary from an Owner with respect to an amount of Deposited Securities represented by the American Depositary Shares evidenced by that Owner’s Receipts on or before the date established by the Depositary for that purpose, the Depositary shall deem that Owner to have instructed the Depositary to give, and the Depositary shall give, a discretionary proxy to a person designated by the Company with respect to that amount of Deposited Securities, except that such instruction shall not be deemed to have been given and the Depositary shall not give a discretionary proxy with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide that information as promptly as practicable in writing, if applicable) that (x) the Company does not wish to receive a discretionary proxy, (y) substantial opposition exists or (z) the matter materially and adversely affects the rights of holders of Shares.

(b)

If, under applicable Hungarian law and the articles of association or similar documents of the Company, the Depositary registered in the share registry of the Company as a shareholder is not permitted to vote Deposited Securities in accordance with the instructions actually expressed by Owners as provided in paragraph (a) above as to a matter, the Depositary may adopt alternative procedures that in its judgment will permit it to give some effect to the expressed voting instructions of Owners in compliance with the applicable Hungarian law and the articles of association or similar documents of the Company, including, without limitation, temporarily registering Deposited Securities in the names of Owners or Beneficial Owners or one or more nominees for Owners or Beneficial Owners.

(c)

If, under applicable Hungarian law and the articles of association or similar documents of the Company, the Depositary registered in the share registry of the Company as a shareholder is not permitted to vote Deposited Securities in accordance with the instructions actually expressed by Owners as provided in paragraph (a) above with respect to a matter and the Depositary does not adopt alternative procedures under paragraph (b) above with respect to that matter, the Depositary shall, if so requested in writing by the Company, endeavor, insofar as practicable and permitted under applicable Hungarian law and the articles of association or similar documents of the Company to give a discretionary proxy to a person designated by the Company to vote all the Deposited Securities as to that matter.

(d)

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in ~~the preceding paragraph sufficiently prior to the instruction date to ensure that the Depositary will vote~~paragraph (a) above, if given, in time to permit that Owner or Owners to provide voting instructions to the Depositary by the date established by the Depositary for that purpose.  Further, the Depositary has been advised that, as of the date of this Deposit Agreement, Hungarian law, in practice does not permit the Depositary registered in the share registry of the Company as a shareholder to vote in accordance with instructions received under paragraph (a) above and it is doubtful whether the Depositary would be able to adopt alternative procedures as provided in paragraph (b) above.  Therefore, unless there is a change in Hungarian law, it is likely that the Depositary will not be able to carry out voting instructions received from Owners and that a person designated by the Company will receive a discretionary proxy to vote all the Deposited Securities ~~in accordance with the provisions set forth in the preceding paragraph.~~without regard to the wishes of any Owners or Beneficial Owners.  By acquiring American Depositary Shares, Owners and Beneficial Owners will be deemed to have acknowledged that they understand and agree to the provisions of this Section 4.07.

SECTION 4.8

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, after consultation with the Company to the extent practicable, and shall, if the Company so requests in writing, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.9

Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  If requested in writing by the Company, the Depositary shall also, as promptly as practicable, send to the Owners copies of such reports when furnished by the Company pursuant to Section 5.06.  Any such reports, notices and other communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

SECTION 4.10

Lists of Owners.

Promptly upon request by the Company, the Depositary shall, at the expense of the Company, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11

Withholding.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto as promptly as practicable in proportion to the number of American Depositary Shares held by them respectively.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

SECTION 5.1

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

SECTION 5.2

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner if, by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the articles of association or similar document of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of any Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02, or 4.03, or an offering or distribution pursuant to Section 4.04, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.3

Obligations of the Depositary, the Custodian and the Company.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or Beneficial Owners, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or Beneficial Owner (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in  connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the Securities Act is intended by any provision of this Deposit Agreement.

SECTION 5.4

Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by 30 days’ prior written notice of such removal, to become effective upon the later of (i) the 30th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.5

The Custodians.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If, upon such resignation there would be no Custodian acting under this Deposit Agreement, the Depositary shall, as promptly as practicable after receiving such notice, appoint a substitute custodian, which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute or additional custodian or custodians, each of which shall thereafter be a Custodian hereunder.  Upon demand of the Depositary, any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian.  Each substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, the Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to that Custodian all such instruments as may be proper to give to that Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.6

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in English but otherwise in the form given or to be given to holders of Shares or other Deposited Securities.

The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to any regulations of the Commission, and the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its Shares.  If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company’s expense, of copies of such notices, reports and communications to all Owners.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

The Company has delivered to the Depositary and the Custodian a copy (in English or with an English translation) of all provisions of or governing the Shares and any other Deposited Securities.  Promptly upon any change in such provisions, the Company shall deliver promptly to the Depositary and the Custodian a copy (in English or with an English translation) of such provisions as so changed.  The Depositary and its agents may rely on the copy of such provisions as so delivered for all purposes of this Deposit Agreement.

SECTION 5.7

Distribution of Additional Shares, Rights, etc.

If the Company or any affiliate of the Company determines to make any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities (each a “Distribution”), the Company shall notify the Depositary in writing in English as promptly as practicable and in any event before the Distribution starts and, if requested in writing by the Depositary, the Company shall promptly furnish to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires, or, if made in the United States, would require, registration under the Securities Act.  If, in the opinion of that counsel, the Distribution requires, or, if made in the United States, would require, registration under the Securities Act, that counsel shall furnish to the Depositary a written opinion as to whether or not there is a registration statement under the Securities Act in effect that will cover that Distribution.

The Company agrees with the Depositary that, except with respect to the initial deposit and any deposit permitted under Section 4.03, 4.04 or 4.08 of this Deposit Agreement, or as the Company and the Depositary may otherwise agree in connection with a distribution of American Depositary Shares, neither the Company nor any person or other entity controlled by, controlling or under common control with the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a registration statement is in effect as to such Shares under the Securities Act.

SECTION 5.8

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the fees and expenses of counsel) that may arise out of or in connection with (a) any registration with the Commission of American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (b) acts performed or omitted, pursuant to the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates or (ii) by the Company or any of its directors, employees, agents and affiliates, except, as to both clause (a) and clause (b) above,  for any liability or expense arising out of the negligence or bad faith of the Depositary or the Custodian.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

SECTION 5.9

Charges of Depositary.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03) or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 and the surrender of Receipts pursuant to Section 2.05 or 6.02, (6)  a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.01 through 4.04, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, (8) in addition to any fee charged under clause (6), a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and will be payable as provided in clause 9 below and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.09, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

SECTION 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company reasonably requests that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

SECTION 5.11

Exclusivity.

The Company agrees not to appoint any other depositary for issuance of American or global depositary receipts so long as The Bank of New York Mellon is acting as Depositary hereunder.

SECTION 5.12

List of Restricted Securities Owners.

The Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities as of the date hereof and the Company shall update that list as changes occur.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities, so long as they remain such, are ineligible for deposit hereunder.  The Depositary may rely on the list provided under this Section 5.12, as most recently updated, but shall not be liable for any action or omission made in reliance thereon.

ARTICLE 6.

AMENDMENT AND TERMINATION

SECTION 6.1

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner and Beneficial Owner, at the time any amendment so becomes effective, shall be deemed, by continuing to hold such Receipt or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2

Termination.

The Depositary shall, at any time at the direction of the Company, terminate this Deposit Agreement by mailing notice of termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of termination to the Company and the Owners of all Receipts then outstanding if at least 60 days  have passed since the Depositary delivered to the Company a written notice of its election to resign and a successor depositary has not been appointed and accepted its appointment as provided in Section 5.04.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09.

ARTICLE 7.

MISCELLANEOUS

SECTION 7.1

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Owner or Beneficial Owner during business hours.

SECTION 7.2

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.3

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.4

Owners and Beneficial Owners as Parties;  Binding Effect.

The Owners and Beneficial Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof or any interest therein.

SECTION 7.5

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to the Company at MOL Magyar Olaj-és Gázipari Nyilvánosan Műkődő Részvénytársaság, Október Huszonharmadika U. 18, H-117 Budapest, Republic of Hungary, Attention: Mr. József Molnár, Director, Facsimile: (36) 1 464-4148, or any other place to which the Company may have transferred its principal office with notice to the Depositary.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attention:  American Depositary Receipt Administration, Facsimile: (212) 571-3050 or any other place to which the Depositary may have transferred its Corporate Trust Office with notice to the Company.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.6

Arbitration; Settlement of Disputes.

Any controversy, claim or cause of action arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, or the breach hereof or thereof, shall be finally settled by arbitration administered by the American Arbitration Association in accordance with its International Arbitration Rules.  The arbitration award shall be in writing, state the reasons for the award and be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  Notwithstanding the foregoing, in the event of any third-party litigation to which the Depositary is a party and to which the Company may properly be joined, the Company may be so joined in any court in which such litigation is proceeding.

The place of the arbitration shall be The City of New York, State of New York, United States of America, and the language of the arbitration shall be English.

The number of arbitrators shall be three, each of whom shall be disinterested in the dispute or controversy, shall have no connection with any party thereto, and shall be an attorney experienced in international securities transactions.  If a dispute, controversy or cause of action shall involve more than two parties, the parties shall attempt to align themselves in two sides (i.e., claimant and respondent), each of which shall appoint one arbitrator as if there were only two parties to such dispute, controversy or cause of action.  If such alignment and appointment shall not have occurred within twenty (20) calendar days after the initiating party serves the arbitration demand, the American Arbitration Association shall appoint the three arbitrators.  The parties and the American Arbitration Association may appoint from among the nationals of any country, whether or not a party is a national of that country.

The arbitrators shall have no authority to award punitive or other damages not measured by the prevailing party’s actual damages.

Any controversy, claim or cause of action arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement not subject to arbitration shall be litigated in the Federal or state courts in the Borough of Manhattan, The City of New York.  The Company hereby consents and submits to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted.

SECTION 7.7

Appointment of Agent for Service of Process.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, in the State of New York, as the Company’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement and (ii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

SECTION 7.8

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

SECTION 7.9

Waiver of Immunities.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

#

IN WITNESS WHEREOF, MOL MAGYAR OLAJ-ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG and THE BANK OF NEW YORK MELLON have duly executed this Deposit Agreement as of the day and year first set forth above and all Owners and Beneficial Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms of this Deposit Agreement.

MOL MAGYAR OLAJ-ÉS GÁZIPARI        NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG

By:  ___________________________

Name: _____________________

Title: ______________________

By:  ___________________________

Name: _____________________

Title: ______________________

THE BANK OF NEW YORK MELLON,

as Depositary

By: ___________________________

Name: _____________________

Title: ______________________

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Annex I

Certification of Persons who will be the Beneficial
Owners of Shares Acquired Upon the Exercise of Rights
and Purchase of Shares Pursuant to Section 4.04 of
the Amended and Restated Deposit Agreement

We refer to the Amended and Restated Deposit Agreement, dated as of ~~–June 20, 2006~~_________, 2011 (the “Deposit Agreement”), among MOL MAGYAR OLAJ- ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG (the “Company”), THE BANK OF NEW YORK MELLON, as Depositary thereunder, and Owners and Beneficial Owners of American  Depositary Receipts (the “Receipts”) issued thereunder. Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

1.

We (or if we are acting for the account of another person, such person) will be the beneficial owner of Shares acquired upon the exercise of rights offered to owners, of Deposited Securities represented by the American Depositary Shares evidenced by Receipts, and the purchase of Shares pursuant to Section 4.04 of the Deposit Agreement.

2.

We certify that either:

A.

We do not, and will not as a result of such exercise of rights and purchase of Shares, beneficially own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other  American Depositary Shares, other depositary shares representing Shares or shares in the Company beneficially owned by any Shareholder Group of which we are a member, would represent more than any percentage of the share capital of the Company (excluding non-voting shares, if any) the beneficial ownership of which is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company; we acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage was 25 percent.

OR

B.

We are a broker-dealer acting for the account of our customer and our customer has confirmed to us that it does not, and will not as a result of such exercise of rights and purchase of Shares, beneficially own American Depositary Shares, other depositary shares representing Shares or shares in the Company that,  together with any other American Depositary Shares, other depositary shares representing Shares and shares in the Company beneficially owned by any Shareholder Group of which such customer is a member, represent more than any percentage of the share capital of the Company (excluding non-voting shares, if any) the beneficial ownership of which is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company; we acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage was 25 percent.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:

Title:

Dated:

I-#

Annex II

Certification of Beneficial Owners of American
Depositary Shares as to the Exercise of Voting Rights
in respect of Shares or other Deposited Securities
Pursuant to Section 4.07 of the Amended and Restated
Deposit Agreement

We refer to the Amended and Restated Deposit Agreement, dated as of ~~June 20, 2006~~_________, 2011 (the “Deposit Agreement”), among MOL MAGYAR OLAJ- ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG (the “Company”), THE BANK OF NEW YORK MELLON, as Depositary thereunder, and Owners and Beneficial Owners of American Depositary Receipts (the “Receipts”) issued thereunder. Capitalized terms used not defined herein shall have the meanings given them in the Deposit Agreement.

1.

We are (or if we are acting for the account of another person, such person is) the Beneficial Owner of the American Depositary Shares evidenced by Receipts and representing Shares or other Deposited Securities in respect of which voting rights may be exercised pursuant to Section 4.07 of the Deposit Agreement.

2.

We certify either that:

A.

We do not (or such person does not) beneficially own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other American Depositary Shares, other depositary shares representing Shares and shares in the Company beneficially owned by any Shareholder Group of which we are (or such person is) a member, would confer upon us (or upon any such Shareholder Group) more than any percentage of the voting rights at any meeting of owners of Shares or other Deposited Securities in respect of which we have requested the Depositary to vote or cause to be voted the Shares or other Deposited Securities represented by our American Depositary Shares the exercise of which is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company; we acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage was ten percent.

OR

B.

We are a broker-dealer acting for the account of our customer, and our customer has confirmed to us that it does not beneficially own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other American Depositary Shares, other depositary shares representing Shares and shares in the Company beneficially owned by any Shareholder Group of which that customer is a member, would confer upon that customer  (or upon any such Shareholder Group) more than any percentage of the voting rights at any meeting of owners of Shares or other Deposited Securities in respect of which we have requested the Depositary to vote or cause to be voted the Shares or other Deposited Securities represented by that customer’s American Depositary Shares the exercise of which  is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company; we acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage was ten percent.

3.

We (or if we are acting for the account of another person, such person) hereby certifies that we or it, as the case may be and any other Beneficial Owner belonging to the same Shareholder Group either (a) does not beneficially own any percentage of the shares in the Company the beneficial ownership of which must be declared to the Company under applicable Hungarian laws and regulations or the articles of association or similar document of the Company; we acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage was two percent or more, or (b) do beneficially own that percentage or more of the shares in the Company and in such case confirm that the following data provided by us are true and correct as of the date hereof:

(i)

Name, seat and register number of the shareholder (owner) which indirectly* or directly controls us (or if we are acting for the account of another person, such person):

(ii)

Name of those companies which are indirectly* or directly controlled by the entities listed under item (i) above:

(iii)

Name, seat and register number of those companies which are indirectly* or directly controlled by us (or if we are acting for the account of another person, such person):

(iv)

Any shareholder (owner) not described in items (i), (ii) or (iii)  above exercising voting rights jointly with such shareholder or sharing in exercise of voting rights by such shareholder or controlling or having the power to control such shareholders exercise of voting rights, in each case with respect to the Company, directly or indirectly, including by way of contract, assignment or relationship (such as senior official, employee, principal, agent, mandatory, representative, assignor, assignee, pledgor, pledgee or close relative as defined in Article 685(b) of the Hungarian Civil Code) or in any other way.

We also take note and accept that if we fail to report the ownership composition of our Shareholders Group, our voting rights will be suspended and will remain suspended as long as we fail to comply with our obligations described herein.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:

Title:

Dated:

___________________

*For purposes of the articles of association of the Company and this confirmation, the Company advises that indirect ownership or indirect exercise of voting rights means the control of a majority of the capital or the exercise of a majority of the voting capital of an enterprise (hereinafter: “original enterprise”) through the direct or indirect control of the majority share and/or votes, or a combination thereof, of one or more other enterprises (hereinafter: “intermediate enterprise”) having ownership rights and/or votes in the original enterprise.  If the enterprise controls a majority ownership or voting share in the intermediate enterprise, this will be considered as if the enterprise had full ownership of all shares in the original enterprise held by the intermediate enterprise.

II-#

EXHIBIT A

No.

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents one-half of one deposited Share)

THE DEPOSITARY HAS BEEN ADVISED BY HUNGARIAN COUNSEL THAT COURTS IN HUNGARY MAY NOT RECOGNIZE OR ENFORCE JUDGMENTS OBTAINED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK.

THE BANK OF NEW YORK MELLON

AMERICAN DEPOSITARY RECEIPT

FOR SERIES A ORDINARY SHARES

~~PAR VALUE HUF 1,000 PER SHARE OF~~

OF

MOL MAGYAR OLAJ-ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG

(INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF HUNGARY)

The Bank of New York Mellon, as depositary (herein called the Depositary), hereby certifies that~~___________ _~~ ___________________________________________, or registered assigns IS THE OWNER OF _____________________________

AMERICAN DEPOSITARY SHARES

representing deposited series A ordinary shares (herein called Shares) of MOL MAGYAR OLAJ-ÉS GÁZIPARI NYILVÁNOSAN MŰKŐDŐ RÉSZVÉNYTÁRSASÁG, incorporated under the laws of the Republic of Hungary (herein called the Company).  At the date hereof, each  American Depositary Share represents one-half of one Share deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the principal Budapest office of HVB Bank (herein called the Custodian).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y. 10286

A-#

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called Receipts), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement, dated as of ~~June 20, 2006,~~_________, 2011, as the same may be amended from time to time in accordance with its terms (the “Deposit Agreement”), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of Receipts issued thereunder, each of whom by accepting a Receipt or any interest therein agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called Deposited Securities).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Owner hereof is entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of the Owner hereof or as ordered by him or certificates properly endorsed or accompanied by proper instruments of transfer and (b) any other securities, property and cash to which such Owner is then entitled in respect of this Receipt.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the depositor of the Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

The delivery of Receipts against deposit of Shares generally or against deposit of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason.

The Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States, unless a registration statement is in effect as to such Shares for such offer and sale.

The Depositary will comply with written instructions of the Company that the Depositary shall not accept for deposit any Shares  identified in such instructions at such times and under such circumstances as may reasonably be specified in such instructions in order to facilitate the Company’s compliance with the securities laws in the United States.

Without limiting the foregoing, Shares that the Depositary believes have been withdrawn from a restricted depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary) may be accepted for deposit under the Deposit Agreement only if those Shares are not “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Depositary may, as a condition of accepting those Shares for deposit thereunder, require the person depositing those Shares to provide the Depositary with a certificate to the foregoing effect.

Notwithstanding anything to the contrary in the Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended, subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.

4.

LIABILITY OF OWNER OR BENEFICIAL OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner hereof shall remain liable for any deficiency.

5.

WARRANTIES ON DEPOSIT OF SHARES AND TRANSFER AND SURRENDER OF RECEIPTS.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor, if applicable, are validly issued, fully paid, nonassessable and were not issued in violation of any preemptive or similar rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so. In addition, every person depositing Shares, taking delivery of or transferring Receipts, or surrendering Receipts and withdrawing Shares under the Deposit Agreement shall be deemed thereby, on behalf of itself or, if it is a broker or other intermediary acting for the account of a customer, on behalf of that customer, to (i) represent and warrant that no person acquiring beneficial ownership of American Depositary Shares or Shares as a result of that deposit, transfer or surrender, as the case may be, will, after giving effect that transaction, beneficially own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other American Depositary Shares, other depositary shares representing Shares or shares in the Company beneficially owned by any Shareholder Group of which that person is a member,  that would represent more than any percentage of the share capital of the Company (excluding non-voting shares, if any) the beneficial ownership of which is restricted under applicable Hungarian law or the articles of association or similar document of the Company and (ii) acknowledge that the Company has advised the Depositary that, as of the date of the Deposit Agreement, that percentage was 25 percent.  All representations and warranties required by Section 3.03 of the Deposit Agreement shall survive the deposit of Shares, delivery of Receipts and surrender of Receipts and withdrawal of Deposited Securities.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in the Republic of Hungary that is then performing the function of the regulation of currency exchange.

7.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners, (8) ) in addition to any fee charged under clause (6), a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and will be payable as provided in clause 9 below and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article 8 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.

PRE-RELEASE OF RECEIPTS.

Notwithstanding Section 2.03 of the Deposit Agreement, the Depositary may, unless requested in writing by the Company to cease doing so, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts or Shares are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares represented by American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems reasonably appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under the Deposit Agreement to any owner of a Receipt unless that owner is the Owner of that Receipt.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

AVAILABLE INFORMATION; INSPECTION OF TRANSFER BOOKS.

The Company currently furnishes the Securities and Exchange Commission (hereinafter called the “Commission”) with certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Securities Exchange Act.  Those reports and documents will be available for inspection and copying by Owners and Beneficial Owners at the public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  If requested in writing by the Company, the Depositary will also, as promptly as practicable, send to Owners of Receipts copies of such reports when furnished by the Company pursuant to the Deposit Agreement.  Any such reports, notices and other communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

The Depositary will keep books, at its Corporate Trust Office, for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into dollars and will distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) to the Owners of Receipts entitled thereto; provided, however, that in the event that the Company or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed as promptly as practicable to the Owners entitled thereto, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company to the extent practicable, adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement) will be distributed by the Depositary to the Owners of Receipts entitled thereto all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.  No distribution under  Section 4.02 of the Deposit Agreement shall be unreasonably delayed by any action of the Depositary or any of its agents.  The Depositary may withhold any distribution of Securities under Section 4.02 of the Deposit Agreement if it has not received satisfactory assurances from the Company that the distribution does not require registration under the Securities Act.

If any distribution consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall, if the Company so requests in writing, distribute, as promptly as practicable, to the Owners of outstanding Receipts entitled thereto, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement.  No distribution under Section 4.03 of the Deposit Agreement shall be unreasonably delayed by any action of the Depositary or any of its agents.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary will use reasonable efforts to sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto as promptly as practicable in proportion to the number of American Depositary Shares held by them respectively.

13.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company to the extent practicable, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary  reasonably determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it reasonably determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner; provided, however, that the Depositary shall have no obligation to effect such exercise or purchase unless it shall have received a duly executed and completed written certification, in substantially the form attached as Annex I to the Deposit Agreement, by or on behalf of the person who will be the beneficial owner of Shares to be so purchased.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of Section 4.04 of the Deposit Agreement, such Receipts shall be legended in accordance with applicable United States laws and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under those laws.

If the Depositary reasonably determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may, after consultation with the Company to the extent practicable, and shall, if the Company so requests in writing, use reasonable efforts to sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

14.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall, as promptly as practicable, be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary or the Custodian shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall, after notifying the Company, fix a record date (which shall be the same as, or as near as practicable to, any corresponding record date set by the Company) (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any fees or charges assessed by the Depositary pursuant to the Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

(a)

Upon receipt from the Company of notice of any meeting or solicitation of proxies or consents of holders of Shares or other Deposited Securities,  the Depositary shall,  if requested in writing by the Company, as soon as practicable thereafter, mail to the Owners ~~of Receipts~~ a notice, the form of which notice shall be submitted to the Company for review, if practicable, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Company, (b) a statement that the Owners ~~of Receipts~~ as of the close of business on a specified record date will be entitled, subject to any applicable provision of Hungarian law and of the articles of association or similar document of the Company and to the provisions of the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which instructions may be given, including an express indication that, if the Depositary does not receive instructions, it may deem instructions to have been given under the last sentence of this paragraph to give a discretionary proxy to a person designated by the Company.  Upon the written request of an Owner of a Receipt on the record date set by the Depositary, received on or before the date established by the Depositary for the purpose, the Depositary shall endeavor, in so far as practicable, subject to any applicable provision of Hungarian law and of the articles of association or similar document of the Company and the provisions of the Deposited Securities, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares evidenced by that Receipt in accordance with the instructions set forth in that request.    However, the Depositary shall not act upon any such written request of an Owner of a American Depositary Share as to the exercise of voting rights in respect of the Shares or other Deposited Securities represented by such American Depositary Share, unless such Owner shall have provided to the Company through the Depositary a duly executed and completed written certification, in substantially the form attached as Annex II hereto by the deadline set by the convocation of the meeting and the articles of association of the Company, on behalf of the Beneficial Owner of such American Depositary Share.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to Deposited Securities other than in accordance with instructions received from Owners or deemed received under the following sentence or in accordance with paragraph (b) or (c) below.  If (i) the Company made a request to the Depositary as contemplated by the first sentence of this ~~paragraph~~Section 4.07 and notified the Depositary of the meeting or solicitation and of the details of the matters to be voted on at least 20 days before the meeting or date for giving proxies or consents and (ii)  no instructions are received by the Depositary from an Owner with respect to an amount of Deposited Securities represented by the American Depositary Shares evidenced by that Owner’s Receipts on or before the date established by the Depositary for that purpose, the Depositary shall deem that Owner to have instructed the Depositary to give, and the Depositary shall give, a discretionary proxy to a person designated by the Company with respect to that amount of Deposited Securities, except that  ~~that~~ such instruction shall not be deemed to have been given and the Depositary shall not give a discretionary proxy with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide that information as promptly as practicable in writing, if applicable) that (x) the Company does not wish to receive a discretionary proxy, (y) substantial opposition exists or (z) the matter materially and adversely affects the rights of holders of Shares.

(b)

If, under applicable Hungarian law and the articles of association or similar documents of the Company, the Depositary registered in the share registry of the Company as a shareholder is not permitted to vote Deposited Securities in accordance with the instructions actually expressed by Owners as provided in paragraph (a) above as to a matter, the Depositary may adopt alternative procedures that in its judgment will permit it to give some effect to the expressed voting instructions of Owners in compliance with the applicable Hungarian law and the articles of association or similar documents of the Company, including, without limitation, temporarily registering Deposited Securities in the names of Owners or Beneficial Owners or one or more nominees for Owners or Beneficial Owners.

(c)

If, under applicable Hungarian law and the articles of association or similar documents of the Company, the Depositary registered in the share registry of the Company as a shareholder is not permitted to vote Deposited Securities in accordance with the instructions actually expressed by Owners as provided in paragraph (a) above with respect to a matter and the Depositary does not adopt alternative procedures under paragraph (b) above with respect to that matter, the Depositary shall, if so requested in writing by the Company, endeavor, insofar as practicable and permitted under applicable Hungarian law and the articles of association or similar documents of the Company to give a discretionary proxy to a person designated by the Company to vote all the Deposited Securities as to that matter.

(d)

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in ~~the preceding paragraph sufficiently prior to the instruction date to ensure that the Depositary will vote~~paragraph (a) above, if given, in time to permit that Owner or Owners to provide voting instructions to the Depositary by the date established by the Depositary for that purpose.  Further, the Depositary has been advised that, as of the date of the Deposit Agreement, Hungarian law, in practice does not permit the Depositary registered in the share registry of the Company as a shareholder to vote in accordance with instructions received under paragraph (a) above and it is doubtful whether the Depositary would be able to adopt alternative procedures as provided in paragraph (b) above.  Therefore, unless there is a change in Hungarian law, it is likely that the Depositary will not be able to carry out voting instructions received from Owners and that a person designated by the Company will receive a discretionary proxy to vote all the Deposited Securities ~~in accordance with the provisions set forth in the preceding paragraph~~without regard to the wishes of any Owners or Beneficial Owners.  By acquiring American Depositary Shares, Owners and Beneficial Owners will be deemed to have acknowledged that they understand and agree to the provisions of Section 4.07 of the Deposit Agreement.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, after consultation with the Company to the extent practicable, and shall, if the Company so requests in writing, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner if, by reason of any provision of any present or future law or regulation of the United States or any other country, or of any other governmental or regulatory authority, or by reason of any provision, present or future, of the articles of association or similar document of the Company, or by reason of any provision of any securities issued or distributed by the Company, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Company shall be prevented, delayed or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  No disclaimer of liability under the Securities Act  is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary by written notice of its election so to do delivered to the Company, such resignation to take effect  upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by 30 days’ prior written notice of such removal, to become effective upon the later of (i) the 30th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint a substitute or additional Custodian.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees and cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner and Beneficial Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary at any time at the direction of the Company, shall terminate the Deposit Agreement by mailing notice of termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of termination to the Company and the Owners of all Receipts then outstanding if at least 60 days have passed since the Depositary delivered to the Company a written notice of its election to resign and a successor depositary has not been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

ARBITRATION; SUBMISSION TO JURISDICTION.

The Deposit Agreement provides that any controversy, claim or cause of action arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, or the breach thereof, shall be finally settled by arbitration administered by the American Arbitration Association in accordance with its International Arbitration Rules.  The arbitration award shall be in writing, state the reasons for the award and be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  Notwithstanding the foregoing, in the event of any third-party litigation to which the Depositary is a party and to which the Company may properly be joined, the Company may be so joined in any court in which such litigation is proceeding.

The place of the arbitration shall be The City of New York, State of New York, United States of America, and the language of the arbitration shall be English.

The number of arbitrators shall be three, each of whom shall be disinterested in the dispute or controversy, shall have no connection with any party thereto, and shall be an attorney experienced in international securities transactions.  If a dispute, controversy or cause of action shall involve more than two parties, the parties shall attempt to align themselves in two sides (i.e., claimant and respondent), each of which shall appoint one arbitrator as if there were only two parties to such dispute, controversy or cause of action.  If such alignment and appointment shall not have occurred within twenty (20) calendar days after the initiating party serves the arbitration demand, the American Arbitration Association shall appoint the three arbitrators.  The parties and the American Arbitration Association may appoint from among the nationals of any country, whether or not a party is a national of that country.

The arbitrators shall have no authority to award punitive or other damages not measured by the prevailing party’s actual damages.

Any controversy, claim or cause of action arising out of or relating to the Shares or other Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement not subject to arbitration shall be litigated in the Federal or state courts in the Borough of Manhattan, The City of New York.  In the Deposit Agreement, the Company consents and submits to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted.

In the Deposit Agreement, the Company has (i) appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011, in the State of New York, as the Company’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement and (ii) agreed that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

23.

WAIVER OF IMMUNITIES.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

24.

LIMITATIONS ON HOLDINGS.

Notwithstanding any other provision of the Deposit Agreement to the contrary, each Owner and Beneficial Owner agrees to be bound by and subject to and to comply with any limitations and rules on holdings of Shares provided under applicable laws and regulations of the Republic of Hungary and the articles of association or similar document of the Company to the same extent as if the American Depositary Shares of such Owner or Beneficial Owner were the Shares represented by such American Depositary Shares.  Failure of an Owner or Beneficial Owner to comply in a timely fashion with such laws or regulations or with such articles of association or similar document of the Company, may, in the Company’s sole discretion, result in the withholding of certain rights in respect of the American Depositary Shares owned by such Owner or beneficially owned by such Beneficial Owner (including voting, dividend, liquidation or other shareholder rights, provided that such Owner or Beneficial Owner may transfer any American Depositary Shares as to which such rights are withheld outside any Shareholder Group of which such Owner or Beneficial Owner is a member).  The Depositary agrees to use its reasonable efforts to comply to the extent practicable with any reasonable instructions received from the Company requesting that the Depositary take the actions specified therein as contemplated in the preceding sentence.

Notwithstanding the inability of any party to physically restrict a transfer of American Depositary Shares, Owners and Beneficial Owners agree to contractually abide by the Company’s instructions. The Company reserves the right to instruct Owners to surrender their Receipts for cancellation and withdrawal of the Deposited Securities so as to permit the Company to deal directly with the Owner or Beneficial Owner thereof as an owner of Shares. The Company may also refuse to allow such Owner to redeposit such Shares into the depositary receipt facility. The Depositary agrees to cooperate with the Company in its efforts to inform Owners of the Company’s exercise of its rights under this paragraph and agrees to consult with, and provide reasonable assistance without risk or expense on the part of the Depositary to, the Company on the manner or manners in which it may enforce such rights with respect to any Owner or Beneficial Owner.

Additionally, notwithstanding any other provision of the Deposit Agreement to the contrary, the Depositary may, to the extent practicable, refuse to execute and deliver any Receipt, to register the transfer of any Receipt or to make any distribution on or related to Shares represented by American Depositary Shares evidenced by such Receipt, if the Depositary has been notified by the Company in writing that, after giving effect to that delivery, registration of transfer or distribution, the Beneficial Owner of that Receipt or of those American Depositary Shares would own American Depositary Shares, other depositary shares representing Shares or shares in the Company that, together with any other American Depositary Shares, other depositary shares representing Shares and any shares in the Company beneficially owned by any Shareholder Group of which such Beneficial Owner is a member, would represent more than any percentage of the share capital of the Company (excluding non-voting preference shares, if such shares are issued) the beneficial ownership of which is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company.  The other parties to the Deposit Agreement acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage is 25 percent.

Each Beneficial Owner, when requesting additional American Depositary Shares, shall declare to the Company whether he (or any Shareholder Group of which such Beneficial Owner is a member), beneficially owns any percentage of the shares in the Company the ownership of which must be declared under applicable Hungarian laws and regulations or the articles of association or similar document of the Company.  The other parties to the Deposit Agreement acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage is two percent or more. The Depositary shall have no obligations with respect to such declaration.

Each Holder and Beneficial Owner agrees that no Beneficial Owner (or Shareholder Group of which such Beneficial Owner is member) shall exercise more than any percentage of the voting rights of the Company the exercise of which (except by the  Hungarian State and the Hungarian Privatization and Asset Holding Company and any similar entity as provided by 10.1.1 of the Company’s articles of association) is restricted under applicable Hungarian laws and regulations or the articles of association or similar document of the Company.  The other parties to the Deposit Agreement acknowledge that the Company has advised that, as of the date of the Deposit Agreement, that percentage is ten percent.

25.

DISCLOSURE OF INTERESTS.

Each Owner and Beneficial Owner who, as a result of the acquisition of American Depositary Shares by such Owner or Beneficial Owner, beneficially owns American Depositary Shares, other depositary shares representing Shares or shares in the Company that together (and together with any other American Depositary Shares, other depositary shares representing Shares and shares in the Company beneficially owned by any Shareholder Group of which such Owner or Beneficial Owner is a member) would represent more than any applicable limit imposed from time to time on beneficial owners of Shares by Hungarian laws and regulations or the Company’s articles of association or similar document on ownership of the share capital of the Company (excluding non-voting preference shares, if such shares are issued) may no longer hold any Receipts through a nominee and must request that the Depositary register such person’s Receipts in the name of such person as the Owner on the books of the Depositary maintained for that purpose. The other parties to the Deposit Agreement acknowledge that the Company has advised that, as of the date of the Deposit Agreement, an applicable limit is two percent.  The Depositary shall furnish the Company, as promptly as practicable, the name, address and holding of American Depositary Shares of any person who has made such a request, to the extent the Depositary has been provided with such information.

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